UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No. )

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CytRx Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CytRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

June 26, 2019

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of CytRx Corporation. The meeting will be held at 10100 Santa Monica Blvd., Lobby Conference Center, Ground Floor, Los Angeles, CA 90067 at 10:00 A.M., local time, on Wednesday, July 31, 2019.

The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the Annual Meeting. At the Annual Meeting, I will also report on CytRx’s current operations and will be available to respond to appropriate questions from stockholders.

We sincerely hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, however, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. Therefore, please take the time to vote your shares by completing and mailing the enclosed proxy card to us.

Thank you for your continued support.

Sincerely,

Steven A. Kriegsman
Chairman and Chief Executive Officer

CytRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on July 31, 2019

Notice is hereby given to the holders of common stock, $0.001 par value per share, of CytRx Corporation that the Annual Meeting of Stockholders will be held at the offices of 10100 Santa Monica Blvd., Lobby Conference Center, Ground Floor, Los Angeles, CA 90067 at 10:00 A.M., local time, on Wednesday, July 31, 2019 for the following purposes:

●	The election of one Class I director to serve until the 2022 Annual Meeting of Stockholders;

●	The advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement; and

●	The transaction of such other business as may properly come before the Annual Meeting and at any postponement or adjournment thereof.

Only those stockholders of record at the close of business on June 19, 2019 are entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

By Order of the board of directors,

John Y. Caloz
Chief Financial Officer

June 26, 2019

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE ANNUAL MEETING AND WISH TO DO SO, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

CytRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

To Be Held July 31, 2019

PROXY STATEMENT

This Proxy Statement is furnished to holders of common stock, $0.001 par value per share, of CytRx Corporation, a Delaware corporation (“we,” “us,” “our,” “CytRx” or the “Company”), in connection with the solicitation of proxies by our board of directors (“board of directors” or “board”) for use at our Annual Meeting of Stockholders to be held at 10100 Santa Monica Blvd., Lobby Conference Center, Ground Floor, Los Angeles, CA 90067, local time, on Wednesday, July 31, 2019 and at any postponement or adjournment thereof.

This Proxy Statement and the accompanying proxy card are first being mailed to our stockholders on or about June 26, 2019.

Our board of directors is asking you to vote your shares by completing, signing and returning the proxy card. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated Ms. Cristina Newman, Corporate Secretary and Mr. John Y. Caloz, our Chief Financial Officer, as proxy holders for the Annual Meeting. By completing, signing and returning the accompanying proxy card, you are authorizing Ms. Newman and Mr. Caloz, or either of them, to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is advisable to complete, sign and return your proxy card before the Annual Meeting date just in case your plans change. You may vote, in person, at the Annual Meeting even if you have previously returned a proxy.

What is a Proxy Statement?

This Proxy Statement is a document that regulations of the Securities and Exchange Commission, or SEC, require us to give you when we ask you to sign a proxy card designating Ms. Newman and Mr. Caloz as proxies to vote on your behalf.

What is in this proxy statement?

This Proxy Statement describes the Proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. It gives you information on the Proposals, as well as other information about us, so that you can make an informed decision.

What am I voting on?

(1)	The election of one Class I director to serve until the 2022 annual meeting of stockholders;

(2)	The advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement; and

(3)	The ratification of our appointment of independent accountants.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on June 19, 2019 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

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What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete, sign and return all proxy cards to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.

What if I change my mind after I return my proxy card?

You may revoke your proxy card and change your vote by:

●	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

●	voting in person at the Annual Meeting.

However, if you hold your shares in street name, you must request a proxy from the person in whose name your shares are held, usually your stockbroker, to vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy card?

If your shares are held in street name, your brokerage firm may vote your shares without your instructions only under certain circumstances.

Brokerage firms have discretion under the rules of The New York Stock Exchange to vote customers’ unvoted shares on “routine” matters only. Under these rules, Proposals 1 and 2 are considered non-routine, so if you do not give your broker instructions, your shares will be treated as broker non-votes and will not be voted with respect to each of Proposals1 and 2.

If you do not return a proxy card to vote your shares, your brokerage firm may leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by returning your proxy card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the Proposals described in this Proxy Statement.

What constitutes a quorum?

Our Restated Bylaws, as amended (“Restated Bylaws”), provide that the presence, in person or by proxy, at the Annual Meeting of the holders of a majority of outstanding shares of our common stock will constitute a quorum for the transaction of business.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include so-called broker non-votes (shares held by a broker or nominee that has no authority to vote upon a particular matter) also will be counted as shares present for purposes of establishing a quorum. On the record date, there were 33,637,501 shares of our common stock issued and outstanding.

What are the voting rights of the holders of our common stock?

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. With regard to Proposal 1, the election of directors, there is one nominee, who will be elected by a plurality of the votes cast. Approval of each of the other Proposals requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that Proposal at the Annual Meeting.

With respect to Proposal 1, the election of directors, you may vote “FOR” or “WITHHOLD AUTHORITY” with respect to the nominee. In tabulating the voting results for the election of directors, only “FOR” votes will be counted.

With respect to Proposal 2, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Broker non-votes will have no effect on the outcome of any Proposal. Abstentions will have the effect of a vote against Proposal 2, since the shares underlying an abstention will be counted as present at the Annual Meeting.

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What happens if a director nominee is unable to stand for election?

Our board of directors may select a substitute nominee. If you have completed, signed and returned your proxy card, Ms. Newman and Mr. Caloz, or either of them, can vote your shares for the substitute nominee.

What are the board’s recommendations?

The recommendations of our board of directors are set forth together with the description of each Proposal in this Proxy Statement. In summary, our board of directors recommends a vote:

●	“FOR” election of one Class I director named in this Proxy Statement, as described in Proposal 1; and

●	“FOR” advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement, as described in Proposal 2.

Proxies

If the enclosed proxy card is executed, returned in time and not revoked, the shares represented thereby will be voted at the Annual Meeting and at any postponement or adjournment thereof in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES WILL BE VOTED IN ACCORDANCE WITH OUR BOARD OF DIRECTORS’ RECOMMENDATIONS IN THIS PROXY STATEMENT AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE SOLE DISCRETION OF THE PROXIES.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish the final results in a Form 8-K to be filed no later than August 6, 2019 with the SEC. You may obtain a copy of the Form 8-K by contacting us at (310) 826-5648 or at an SEC public reference room. For the location of an SEC public reference room, please contact the SEC at (800) SEC-0330.

You can also read the Form 8-K that will contain the voting results on the Internet at www.cytrx.com or through the SEC’s electronic data system called EDGAR at www.sec.gov.

How do I receive an annual report?

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”) is being delivered with this Proxy Statement. The Annual Report is also available on our website at www.cytrx.com and on the SEC’s website at www.sec.gov. The Annual Report available on our website includes a letter to stockholders from our Chairman and Chief Executive Officer. Copies of exhibits to the Annual Report will be made available for a reasonable charge upon written request to CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary.

We encourage you to review our periodic reports filed with the SEC, including, but not limited to, our most recent Quarterly Report on Form 10-Q filed on May 15, 2019.

Do we have a policy about directors’ attendance at the annual meeting?

Our Governance Guidelines set forth our expectation that our directors attend our annual meetings of stockholders. At our last annual meeting, all of the directors comprising the Board at that time were in attendance.

How are proxies solicited, and what is the cost?

This solicitation is being made by mail, but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means, but will not be compensated for these solicitation activities.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions and will reimburse them for their reasonable expenses.

Is a copy of this proxy statement available on the Internet?

Yes. This proxy statement is available at our website at www.cytrx.com and on the SEC’s website at www.sec.gov.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON July 31, 2019– This Proxy Statement, along with the proxy card, and letter of transmittal from our Chairman and Chief Executive Officer accompanying our Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission are available at our website, www.cytrx.com , under “Investor Relations.”

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PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to our Restated Bylaws, our board of directors has fixed the number of our directors at five. Our Amended and Restated Certificate of Incorporation, as amended, and our Restated Bylaws provide for the classification of our directors into three classes, which we refer to as Class I, Class II and Class III, with each Class to consist as nearly as possible of an equal number of directors. One Class of directors is to be elected at each annual meeting of stockholders to serve for a term of three years.

We have one incumbent director in Class I whose term expires at the Annual Meeting. Our board of directors has nominated the incumbent Class I director, Dr. Lou Ignarro, for re-election as Class I director to serve until the 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Information concerning Dr. Ignarro, as well as the directors whose terms of office will continue after the 2019 Annual Meeting, is set forth below. Each director’s age is indicated in parentheses after his name.

Class I — Nominee to Serve as Director Until the 2022 Annual Meeting

We believe that Dr. Ignarro will be available and able to serve as lead director and continue as our Chairman of the Compensation Committee and Chairman of the Nomination and Governance Committee. In the event that he is unable or unwilling to serve, the proxy holders will vote the proxies for such other substituted nominee as the Board has selected.

Louis Ignarro, Ph.D. (78) has been a director since July 2002. Dr. Ignarro received the Nobel Prize for Medicine in 1998, in recognition of his discoveries of the effects of nitric oxide on human physiology. Dr. Ignarro has served as the Chairman of the board’s Nomination and Governance Committee since March 9, 2015. Since December 2016, Dr. Ignarro also serves as the Company’s lead independent director and Chairman of the Compensation Committee. He previously served as a director of Global Genomics from November 2000 until 2002. Until his retirement as Professor Emeritus in 2013, Dr. Ignarro served as the Jerome J. Belzer, M.D. Distinguished Professor of Pharmacology in the Department of Molecular and Medical Pharmacology at the UCLA School of Medicine. He had been at the UCLA School of Medicine since 1985 as a professor, acting chairman and assistant dean. Dr. Ignarro received a B.S. in pharmacy from Columbia University and his Ph.D. in Pharmacology from the University of Minnesota. As a Nobel Laureate and an esteemed medical researcher, Dr. Ignarro’s intellect and experience enables him to offer important scientific guidance to our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION

OF DR. IGNARRO AS A CLASS I DIRECTOR.

Continuing Directors

The following is a description of the incumbent Class II and Class III directors whose terms of office will continue after the 2019 Annual Meeting:

Class II —Term Expiring at the 2020 Annual Meeting

Steven A. Kriegsman (77) has been CytRx’s Chief Executive Officer and a director since July 2002. In October 2014, he was elected Chairman of the Board. Mr. Kriegsman served on the boards of directors of Galena Biopharma, Inc. from 2009 until 2016 and Catasys, Inc. from November 2013 to August 2015. He previously served as Director and Chairman of Global Genomics from June 2000 until 2002. Mr. Kriegsman is an inactive Chairman and the founder of Kriegsman Capital Group LLC, a financial advisory firm specializing in the development of alternative sources of equity capital for emerging growth companies in the healthcare industry. During his career, he has advised such companies as SuperGen Inc., Closure Medical Corporation, Novoste Corporation, Miravant Medical Technologies, and Maxim Pharmaceuticals. In the past, Mr. Kriegsman has also served on the Board of Directors of Bradley Pharmaceuticals, Inc. and Hythiam, Inc. Mr. Kriegsman has a B.S. degree with honors from New York University in Accounting and completed the Executive Program in Mergers and Acquisitions at New York University, The Management Institute. Mr. Kriegsman is a graduate of the Stanford Law School Directors’ College

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Mr. Kriegsman was formerly a Certified Public Accountant with KPMG in New York City. In February 2006, Mr. Kriegsman received the Corporate Philanthropist of the Year Award from the Greater Los Angeles Chapter of the ALS Association and in October 2006, he received the Lou Gehrig Memorial Corporate Award from the Muscular Dystrophy Association. Mr. Kriegsman has been a guest speaker and lecturer at various universities including California Institute of Technology (Caltech), Brown University, and New York University. He also was an instructor at York College in Jamaica (Queens), NY, where he taught business to a diverse group of students in York’s adult education program. Mr. Kriegsman has been active in various charitable organizations including the Biotechnology Industry Organization, the California Health Institute, the ALS Association, the Los Angeles Venture Association, the Southern California Biomedical Council, the American Association of Dance Companies and the Palisades-Malibu YMCA.

Mr. Kriegsman served in the U.S. Army from 1963 to 1969.

Mr. Kriegsman’s extensive history as a member of management is vital to the board of directors’ collective knowledge of our day-to-day operations. He also provides great insight as to how CytRx grew as an organization and his institutional knowledge is an invaluable asset to the board of directors in effecting its oversight of CytRx’s strategic plans. Mr. Kriegsman’s presence on the board of directors allows for a flow of information and ideas between the board of directors and management.

Class III – Term Expiring at the 2021 Annual Meeting

Dr. Earl W. Brien, M.D. (59) joined our board of directors on December 2, 2016. He is a renowned orthopedic and sarcoma surgeon who is a Professor of Orthopedic Surgery and also the Surgical Director of the Sarcoma Service at Cedars Sinai Medical Center in Los Angeles, California. After completing his matriculation as a Fellow at Memorial Sloan Kettering Cancer Center and the Hospital for Special Surgery in musculoskeletal tumors and metabolic bone disease respectively, he became the Director of the Musculoskelatal Tumor Program and Metabolic Bone Disease Center at Orthopedic Hospital. Dr. Brien is the recipient of numerous grants, with an extensive bibliography of peer-reviewed articles spanning more than 20 years to his credit. He has also presented annually at national and international meetings for the past 20 years. From 1993 until 2004, he served as the Cancer Commission Chairman and Cancer Liaison Physician for the American College of Surgeons Commission on Cancer at Orthopedic Hospital. Our board of directors believes that Dr. Brien is highly qualified to serve as a member of the board because of his wide-ranging experience with sarcoma patients in particular, and his expertise in medical research and other matters related to the operation of a biotechnology company.

Joel K. Caldwell (64) joined our board of directors and became the Chairman of the Audit Committee on July 12, 2017. He brings more than 30 years of experience in tax matters, finance and internal auditing. Mr. Caldwell retired from Southern California Edison, one of the nation’s largest public utilities, where he had been employed for 28 years in various executive-level accounting and finance positions covering Internal Audits, Executive Compensation, Long Term Finance, Employee Benefits and, most recently prior to his retirement, Sarbanes-Oxley Internal Controls Compliance. He also worked in public accounting at the firm of Arthur Andersen & Co. Mr. Caldwell volunteers his business skills, serving as a financial advisor on the board of trustees of a charitable organization, and continues his involvement with track and field sports by volunteering as a meet official at Pacific Palisades Charter High School. He holds B.S. and M.B.A. degrees from the University of California, Berkeley. Mr. Caldwell has been a Certified Public Accountant in California since 1982 and a Certified Internal Auditor since 1986. He is a member of both the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. His diverse background in accounting, auditing and finance will provide the board with a balanced perspective to enhance its stewardship of the Company.

Meetings of the Board of Directors and Committees

Board of Directors

The property, affairs and business of CytRx are conducted under the general supervision and management of our board of directors as called for under the laws of Delaware and our Restated Bylaws. Mr. Kriegsman, our Chief Executive Officer, also serves as Chairman of our board of directors. Dr. Ignarro serves as our lead independent director. Our board of directors has established three standing committees, the Audit Committee, Compensation Committee, and the Nomination and Governance Committee to provide effective oversight of the Company.

The board of directors held 7 meetings in 2018. Each of our current directors attended at least 75% of the meetings of the board and of board committees on which the director served during this period. Board meeting agendas include regularly scheduled executive sessions for the independent directors to meet without management present. In 2018, the independent directors met two times in executive session.

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Director Independence

Our board of directors has determined that the continuing directors, Dr. Brien and Mr. Caldwell, as well as the incumbent nominee Dr. Ignarro, are “independent” under the current independence standards of the SEC, and have no material relationships with us (either directly or as a partner, shareholder or officer of any entity) that are inconsistent with a finding of their independence as members of our board of directors. Our board has determined that the directors mentioned above also met the standards of “independence” for purposes of service as the members of our Audit Committee. In making these determinations, our board of directors has broadly considered all relevant facts and circumstances, recognizing that material relationships can include commercial, banking, consulting, legal, accounting, and familial relationships, among others.

The following table provides information concerning the current membership of our board committees:

Name	Audit Committee	Compensation Committee	Nomination and Governance Committee
Louis J. Ignarro, Ph.D. (Lead Director)	●	Chair	Chair

Earl W, Brien, M.D.	●	●	●

Mr. Joel Caldwell, CPA	Chair	●

Audit Committee

Our board of directors has determined that each of the current members of the Audit Committee is “independent” under the current independence standards of the SEC. Our board of directors has also determined that Mr. Caldwell is an audit committee financial expert.

The Audit Committee’s responsibilities include oversight activities described below under the “Report of the Audit Committee.” The Audit Committee reviews our financial structure, policies and procedures, appoints our independent registered public accounting firm, reviews with our independent registered public accounting firm the plans and results of the audit engagement, approves audit and permitted non-audit services provided by our independent registered public accounting firm, reviews the independence of our independent registered public accountants and reviews the adequacy of our internal accounting controls as well as of our ethics programs.

The Audit Committee has discussed with our independent registered public accounting firm the firm’s independence from management and us, including the matters in the written disclosures required by the Independence Standards board and considered the compatibility of permitted non-audit services with the auditors’ independence.

Audit Committee Report

Set forth below is the Audit Committee Report:

The following Report does not constitute soliciting material and should not be considered or deemed filed, or incorporated by reference into any filing, by us with the SEC, except to the extent we specifically incorporate this Report by reference.

The primary function of the Audit Committee is to assist the board of directors in fulfilling its oversight responsibilities relating to:

●	The quality and integrity of our financial statements and reports.

●	Our independent registered public accounting firm’s qualifications and independence.

●	The performance of our internal audit function and our independent auditors.

●	Compliance with our disclosure policy and applicable federal and state laws, including Delaware’s duty of disclosure.

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The Audit Committee operates under a written charter adopted by our board of directors, a copy of which is available on our website at www.cytrx.com.

The Audit Committee’s primary duties and responsibilities are to:

●	Serve as an independent and objective party to monitor our financial reporting process and internal control system.

●	Review and appraise the audit efforts of our independent accountants and internal audit function.

●	Provide an open avenue of communication among the independent accountants, our management and the board of directors.

The Audit Committee provides assistance to the board of directors in fulfilling its oversight responsibility to the stockholders, the investment community and others relating to our financial statements and the financial reporting process, our disclosure policy, our systems of internal accounting and financial controls, our internal audit function, the annual independent audit of our financial statements and the ethics programs established by our management and the board of directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors. The Audit Committee also receives reports from the Disclosure Committee and Director of Communications Compliance.

The Audit Committee must pre-approve all auditing services and all permitted non-auditing services to be provided by the outside auditors. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the auditors’ independence and there are cost or other efficiencies in obtaining such services from the auditors as compared to other possible providers. During 2018, the Audit Committee approved all of the audit and non-audit services Proposals submitted to it.

The Audit Committee met four times during 2018. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

As part of its oversight of our financial statements, the Audit Committee reviews and discusses with both management and its outside auditors our interim financial statements and annual audited financial statements that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. Our management advised the Audit Committee in each case that all such financial statements were prepared in accordance with accounting principles generally accepted in the United States and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed under applicable rules, regulations and U.S. generally accepted auditing standards (including Auditing Standard No. 1301, “Communications with Audit Committees” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee retained BDO USA, LLP to audit our financial statements for 2018. The Audit Committee discussed with BDO USA, LLP which audited our annual financial statements for 2018, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by BDO USA, LLP to the Audit Committee as required by the PCAOB.

In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of CytRx’s internal control structure. As part of this process, the Audit Committee continues to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

The Audit Committee decided to conduct a competitive process to determine the Company’s independent registered public accounting firm for fiscal 2019. The Committee invited three accounting firms to participate in the process. As a result, effective June 25, 2019, the Audit Committee approved the engagement of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the Company’s 2019 fiscal year and replaced BDO USA, LLP.

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Taking all of these reviews and discussions into account, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC.

Respectfully submitted,

Audit Committee:

Joel Caldwell, CPA, Chair
Louis Ignarro, Ph.D.
Earl W. Brien, M.D.

Compensation Committee

The Compensation Committee is authorized to determine the annual salaries and bonuses of our officers and to make and approve in its sole discretion, stock option grants and other discretionary awards under our stock option or other equity incentive plans to all persons who are Board members or officers, and shall approve the amount of stock options annually granted to staff. The Committee also is authorized to interpret our stock option plans, to prescribe, amend and rescind rules and regulations relating to the plans, to determine the term and provisions of the respective option agreements, and to make all other determinations deemed necessary or advisable for the administration of the plans. The Compensation Committee operates pursuant to a written charter, a copy of which is available on our website at www.cytrx.com. Our board of directors has determined that each of the current members of the Compensation Committee, Drs. Ignarro and Brien, and Mr. Caldwell, are “independent” for purposes of service on the Compensation Committee.

The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

The Compensation Committee held three meetings during 2018.

Nomination and Governance Committee

The Nomination and Governance Committee assists our board of directors in discharging its duties relating to corporate governance and the compensation and evaluation of the board. The Nomination and Governance Committee also operates pursuant to a written charter, a copy of which is available on our website at www.cytrx.com. Our board of directors has determined that each of the current members of the Nomination and Governance Committee, Dr. Ignarro and Dr. Brien, are “independent”.

The principal responsibilities of the Nomination and Governance Committee include:

●	Overseeing our corporate governance practices and developing and recommending to our board a set of corporate governance guidelines.

●	Assisting our board in identifying qualified director candidates, selecting nominees for election as directors at meetings of stockholders and selecting candidates to fill vacancies on our board.

●	Creating and recommending to our board a policy regarding the consideration of director candidates recommended by stockholders and procedures for stockholders’ submission of nominees of director candidates.

●	Reviewing and recommending the compensation for non-employee directors and making recommendations to our board for its approval.

●	Establishing criteria for our board and for all committees (including the Nomination and Governance Committee) to use to evaluate their performance on an annual basis.

●	Overseeing and advising our board regarding developments related to corporate governance.

The Nomination and Governance Committee has sole authority, in connection with the identification of qualified director candidates, to retain and terminate any search firm for such purpose (including the authority to approve any such firm’s fees and other retention terms). We do not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

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The Nomination and Governance Committee held one meeting during 2018.

The Nomination and Governance Committee has not established any specific minimum qualifications for director candidates, or any specific qualities or skills that a candidate must possess in order to be considered qualified to be nominated as a director.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. In making its nominations, our Nomination and Governance Committee generally will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual. We have no formal policy of considering diversity in identifying director nominees, but the Nomination and Governance Committee seeks to include on the board of directors a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the board of directors confronts. These individual qualities can include matters such as experience in the company’s industry, technical experience (i.e., medical or research expertise), experience gained in situations comparable to the company’s, leadership experience, and relevant geographical diversity.

Stockholder Recommendations of Director Candidates

The policy of the Nomination and Governance Committee is that a stockholder wishing to submit recommendations for director candidates for consideration by the Nomination and Governance Committee for election at an annual meeting of shareholders must do so in writing by December 15 of the calendar year prior to the next annual meeting. The written recommendation must include the following information:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration, and include the name and address of the stockholder and the number of shares of our common stock which the stockholder owns beneficially or of record.

●	The name and contact information for the candidate.

●	A statement of the candidate’s business and educational experience.

●	The number of shares of our common stock, if any, owned either beneficially or of record by the candidate and the length of time such shares have been so owned.

●	The written consent of the candidate to serve as a director if nominated and elected.

●	Information regarding any relationship or understanding between the proposing stockholder and the candidate.

●	A statement that the proposed candidate has agreed to furnish us all information as we deem necessary to evaluate such candidate’s qualifications to serve as a director.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our board members or management are evaluated.

Stockholder Nominations of Directors

Our Restated Bylaws specify the procedures by which stockholders may nominate director candidates directly, as opposed to merely recommending a director candidate to the Nomination and Governance Committee as described above. Any stockholder nominations must comply with the requirements of our Restated Bylaws and should be addressed to: Corporate Secretary, CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049. The deadline for such nominations is the same as the deadline for stockholder proposals submitted under SEC Rule 14a-8, as discussed below under the heading “Stockholder Proposals For 2020 Annual Meeting.”

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Stockholder Communication with Board Members

Stockholders who wish to communicate with our board members may contact us by telephone, facsimile or regular mail at our principal executive office. Written stockholder communications specifically marked as a communication for our board of directors or a particular director, will be forwarded unopened to the Chairman of the Board or to the particular director to which they are addressed, or presented to the full board or the particular director at the next regularly scheduled board meeting. In addition, stockholder communications received by us via telephone or facsimile for our board of directors or a particular director will be forwarded to our board or the particular director by an appropriate officer.

Transactions with Related Persons

General

Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons, in accordance with its Charter.

Transactions between us and one or more related persons may present risks or conflicts of interest or the appearance of conflicts of interest. Our Code of Ethics requires all employees, officers and directors to avoid activities or relationships that conflict, or may be perceived to conflict, with our interests or adversely affect our reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate so long as there is full disclosure of the interest of the related parties in the transaction and review and approval by disinterested directors to ensure there is a legitimate business reason for the transaction and that the transaction is fair to us and our stockholders.

As a result, the procedures followed by the Audit Committee to evaluate transactions with related persons require:

●	That all related person transactions, all material terms of the transactions, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction must be communicated to the Audit Committee; and

●	That all related person transactions, and any material amendment or modification to any related person transaction, be reviewed and approved or ratified by the Audit Committee, as required by the requirements of the Nasdaq Capital Market.

Our Audit Committee will evaluate related person transactions based on:

●	Information provided by members of our board of directors in connection with the required annual evaluation of director independence;

●	Pertinent responses to the Directors’ and Officers’ Questionnaires submitted periodically by our officers and directors and provided to the Audit Committee by our management;

●	Background information on nominees for director provided by the Nominating and Corporate Governance Committee of our board of directors; and

●	Any other relevant information provided by any of our directors or officers.

In connection with its review and approval or ratification, if appropriate, of any related person transaction, our Audit Committee is to consider whether the transaction will compromise standards included in our Code of Ethics. In the case of any related person transaction involving an outside director or nominee for director, the Audit Committee also is to consider whether the transaction will compromise the director’s status as an independent director.

There were no related person transactions in 2018.

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Applicable Definitions

For purposes of our Audit Committee’s review:

●	“Related person” has the meaning given to such term in Item 404(a) of Securities and Exchange Commission Regulation S-K (“Item 404(a)”); and

●	“Related person transaction” means any transaction for which disclosure is required under the terms of Item 404(a) involving us and any related persons.

Board Member Attendance at Annual Meetings

Our board of directors has no formal policy regarding attendance of directors at our annual stockholder meetings. Our 2018 Annual Meeting of Stockholders was attended by Mr. Kriegsman, Dr. Ignarro, Dr. Brien and Mr. Caldwell.

Section 16(a) Beneficial Ownership Reporting Compliance

Each of our executive officers and directors and persons who owns more than 10% of our outstanding shares of common stock is required under Section 16(a) of the Securities Exchange Act to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and to furnish us with copies of those reports. Based solely on our review of copies of reports we have received and written representations from certain reporting persons, we believe that our directors and executive officers and greater than 10% shareholders for 2018 timely complied with all applicable Section 16(a) filing requirements.

Security Ownership of Certain Beneficial Owners and Management

Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our common stock as of June 23, 2019 by: (1) each person who is known by us to beneficially own more than five percent of our common stock; (2) each of our directors; (3) our named executive officers listed in the Summary Compensation Table under the caption “Executive Compensation”; and (4) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the SEC rules. Shares of common stock subject to warrants or options that are presently exercisable, or exercisable within 60 days of June 23, 2019, which are indicated by footnote, are deemed outstanding in computing the percentage ownership of the person holding the warrants or options, but not in computing the percentage ownership of any other person. The percentage ownership reflected in the table is based on 33,637,501 shares of our common stock outstanding as of June 23, 2019. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of common stock shown, subject to applicable community property laws. An asterisk (*) represents beneficial ownership of less than 1%.

Name of Beneficial Owner	Number	Note	Percent
Named Executive Officers and Directors
Louis Ignarro, Ph.D.	174,212	(1)	*
Steven A. Kriegsman	1,728,547	(2)	5.1%
Earl W. Brien, M.D.	140,247	(3)	*
Joel Caldwell	60,000	(4)
John Y. Caloz	214,845	(5)	*
All executive officers and directors as a group (five persons)	2,317,851	(6)	6.9%

Name and Address of 5% Beneficial Owners
NantCell, Inc. 9920 Jefferson Blvd. Culver City, CA 90232	1,969,697		5.9%

(1)	Includes 172,024 shares subject to options or warrants.

(2)	Includes 853,835 shares subject to options or warrants.

(3)	Includes 130,000 shares subject to options or warrants.

(4)	Includes 60,000 shares subject to options or warrants.

(5)	Includes 214,088 shares subject to options or warrants.

(6)	Includes 1,429,946 shares subject to options or warrants.

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Executive Officers

Set forth below is information regarding our current executive officers (other than information relating to Steven A. Kriegsman, our Chairman and Chief Executive Officer, which is set forth above under “Continuing Directors”). Each officer’s age is indicated in parentheses after his name.

Eric L. Curtis (51) joined us in May 2018 as our President and Chief Operating Officer. He has over 25 years of life science leadership experience, with oncology and orphan diseases his specialty. He was instrumental in the US and global development and commercialization of many successful drugs. Prior to joining CytRx, he served as President, U.S. Commercial at Aegerion Pharmaceuticals (now Novelion Therapeutics), Vice President and General Manager – Rare Disease/Cardiopulmonary Business Unit at Bayer Healthcare, and in positions of increasing responsibility at GlaxoSmithKline, culminating in his role as Vice President, Marketing and Global Commercial Leader. Mr. Curtis earned a Master of Business Administration degree from Penn State University, and holds a Bachelor of Science degree from the University of Pittsburgh, where he double-majored in Business and Psychology.

John Y. Caloz (67) joined us in October 2007 as our Chief Accounting Officer. In January 2009 Mr. Caloz was named Chief Financial Officer. He has a history of providing senior financial leadership in the life sciences sector, as Chief Financial Officer of Occulogix, Inc, a NASDAQ listed, medical therapy company. Prior to that, Mr. Caloz served as Chief Financial Officer of IRIS International Inc., a Chatsworth, CA based medical device manufacturer. He served as Chief Financial Officer of San Francisco-based Synarc, Inc., a medical imaging company, and from 1993 to 1999 he was Senior Vice President, Finance and Chief Financial Officer of Phoenix International Life Sciences Inc. of Montreal, Canada, which was acquired by MDS Inc. in 1999. Mr. Caloz was a partner at Rooney, Greig, Whitrod, Filion & Associates of Saint Laurent, Quebec, Canada, a firm of Chartered Accountants specializing in research and development and high-tech companies, from 1983 to 1993. Mr. Caloz, a Chartered Professional Accountant and Chartered Accountant, holds a degree in Accounting from York University, Toronto, Canada.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents summary information concerning all compensation paid or accrued by us for services rendered in all capacities during 2018 and 2017 by Steven A. Kriegsman and John Y. Caloz, who served as our principal executive officer and principal financial officer, respectively, during the year ended December 31, 2018, and one other executive officer serving as of December 31, 2018 (collectively, the “named executive officers”):

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)

Steven A. Kriegsman	2018	850,000	150,000	—	13,700	1,013,700
Chief Executive Officer	2017	850,000	150,000	953,300	13,700	1,967,000

John Y. Caloz	2018	400,000	100,000	—	—	500,000
Chief Financial Officer and Treasurer	2017	400,000	100,000	77,000	—	577,000

Felix Kratz, Ph.D. (3)	2018	225,000	77,000	—	—	302,000
Vice President – Drug Development	2017	222,400	76,000	33,000	—	331,400

(1)	The values shown in this column represent the aggregate grant date fair value of equity-based awards granted during the fiscal year, inclusive of Mr. Kriegsman’s restricted stock award, in accordance with ASC 718, “ Share Based-Payment.” The fair value of the stock options at the date of grant was estimated using the Black-Scholes option-pricing model, based on the assumptions described in Note 13 of the Notes to Financial Statements included in the 2018 Annual Report.

(2)	Represents life insurance premiums.

(3)	Dr. Kratz’s employment ended on December 31, 2018.

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2018 Grants of Plan-Based Awards

No stock options or restricted stock were granted in 2018.

2008 Stock Incentive Plan

The purpose of our 2008 Stock Incentive Plan, or 2008 Plan, is to promote our success and enhance our value by linking the personal interests of our employees, officers, consultants and directors to those of our stockholders. The 2008 Plan was adopted by our board of directors on November 21, 2008 and by our stockholders on July 1, 2009.

2008 Plan Descriptions

The 2008 Plan is administered by the Compensation Committee of our board of directors. The Compensation Committee has the power, authority and discretion to:

●	designate participants;

●	determine the types of awards to grant to each participant and the number, terms and conditions of any award;

●	establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

●	make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the Plan.

Awards under the 2008 Plan

The 2008 Plan expired on November 20, 2018, and thus no shares are available for future grant under the 2008 Plan.

Termination and Amendment

Our board of directors or the Compensation Committee may, at any time and from time to time, terminate or amend the 2008 Plan without stockholder approval; provided, however, that our board or the Compensation Committee may condition any amendment on the approval of our stockholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination or amendment of the Plans may adversely affect any award previously granted without the written consent of the participants affected. The Compensation Committee may amend any outstanding award without the approval of the participants affected, except that no such amendment may diminish or impair the value of an award.

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Holdings of Previously Awarded Equity

Equity awards held as of December 31, 2018 by each of our named executive officers were issued under our 2008 Plan. The following table sets forth outstanding equity awards held by our named executive officers as of December 31, 2018:

2018 Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Number of Securities Underlying Unexercised Options (#)			Option Exercise	Option Expiration
Name	Exercisable		Unexercisable	Price ($)	Date
Steven A. Kriegsman	69,445	(1)	138,889	1.75	12/14/27
President and Chief Executive Officer	387,597	(4)	—	n/a	n/a
	138,889	(1)	69,445	2.58	12/14/26
	166,666	(1)	—	14.64	12/14/25
	100,000	(1)	—	12.90	12/09/24
	154,167	(3)	—	27.96	12/09/23
	12,363		—	14.76	3/07/23
	83,334		—	10.98	12/10/22
	23,810		—	13.02	12/11/21
	17,858		—	42.42	12/14/20
	17,858		—	44.10	12/10/19

John Y. Caloz	19,445	(1)	38,889	1.75	12/14/27
Chief Financial Officer and Treasurer	38,889	(1)	19,444	2.58	12/14/26
	50,000	(1)		14.64	12/14/25
	33,334		—	12.90	12/14/24
	25,000	(3)	—	27.96	12/09/23
	16,667		—	10.98	12/10/22
	4,762		—	13.02	12/11/21
	1,191		—	42.42	12/14/20
	2,976		—	44.10	12/10/19
	1,191		—	12.60	01/02/19

Felix Kratz, Ph.D.	12,500	(2)	12,500	1.75	12/14/27
Vice-President – Drug Discovery	16,667	(2)	—	2.58	12/14/26
	12,500	(2)	—	14.64	12/09/25
	10,000		—	12.90	12/10/24
	16,667		—	24.90	3/14/24

(1)	These options vest in 36 equal monthly installments, subject to the named executive officer’s remaining in our continuous employ through such dates. All stock options held by Mr. Kriegsman provide for (a) vesting, in full, of the stock options in the event of, and upon, FDA approval to market aldoxorubicin and in the event of the termination of his employment by us without “cause” or due to his “disability,” his resignation for “good reason” or his death and (b) the extended exercisability for their full term of all vested options in the event of the termination of his employment other than a termination by us with “cause” or his resignation without “good reason.”

(2)	These options vest in equal bi-monthly installments, subject to the named executive officer’s remaining in our continuous employ through such dates.

(3)	The options were re-priced from $14.34 to $27.96 on June 1, 2015, with no change to the expiration date of the options.

(4)	Represents restricted stock fully-vested at December 31, 2018. On December 15, 2017, Mr. Kriegsman was granted 387,597 shares of restricted stock, which vest over three years in equal amounts. On December 15, 2016, Mr. Kriegsman was granted 387,597 shares of restricted stock, which vest over three years in equal annual amounts.

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Employment Agreements and Potential Payment upon Termination or Change in Control

Employment Agreement with Steven A. Kriegsman

On March 26, 2019, CytRx signed an amended and restated employment agreement with Mr. Kriegsman pursuant to his continued employment as Chief Executive Officer. The employment agreement will expire on December 31, 2021 but will automatically renew following the expiration date for successive additional one-year periods, unless either Mr. Kriegsman or we elect not to renew it.

Under his employment agreement, Mr. Kriegsman is currently entitled to receive a base salary of $850,000. Our board of directors (or its Compensation Committee) reviews the base salary annually and may increase (but not decrease) it in its sole discretion. In addition to his annual salary, Mr. Kriegsman is eligible to receive an annual bonus as determined by our board of directors (or its Compensation Committee) in its sole discretion, but not to be less than $150,000.

Mr. Kriegsman is eligible to receive grants of options to purchase shares of our common stock. The number and terms of those options, including the vesting schedule, will be determined by our board of directors (or its Compensation Committee) in its sole discretion. In his employment agreement, however, we have agreed that all stock options held by Mr. Kriegsman will provide for (a) vesting, in full, of the stock options in the event of, and upon, FDA approval to market aldoxorubicin and in the event of the termination of Mr. Kriegsman’s employment by us without “cause” or due to his “disability,” his resignation for “good reason” or his death and (b) ) the extended exercisability for their full term of all vested options in the event of the termination of his employment by us without “cause,” his resignation for “good reason,” due to his disability or his death.

In Mr. Kriegsman’s employment agreement, we have agreed that, if he is made a party, or threatened to be made a party, to a suit or proceeding by reason of his service to us, we will indemnify and hold him harmless from all costs and expenses to the fullest extent permitted or authorized by our certificate of incorporation or bylaws, or any resolution of our board of directors, to the extent not inconsistent with Delaware law. We also have agreed to advance to Mr. Kriegsman such costs and expenses upon his request if he undertakes to repay such advances if it ultimately is determined that he is not entitled to indemnification with respect to the same. These employment agreement provisions are not exclusive of any other rights to indemnification to which Mr. Kriegsman may be entitled and are in addition to any rights he may have under any policy of insurance maintained by us.

If his employment agreement is not renewed by us or by Mr. Kriegsman, or in the event we terminate Mr. Kriegsman’s employment without “cause” (as defined), or if Mr. Kriegsman terminates his employment with “good reason” (as defined), or following a significant transaction (as set forth in his employment Agreement), in either case whether during or following the regular term of his employment agreement (i) we have agreed to pay Mr. Kriegsman a lump-sum equal to his salary and prorated minimum annual bonus through to his date of termination, salary and minimum annual bonus for the period through to the end of his employment agreement, plus an amount equal to three times his salary and minimum annual bonus following termination of employment, (ii) he will be entitled to immediate vesting of all stock options or other awards based on our equity securities, and (iii) he will also be entitled to continuation of his life insurance premium payments and continued participation in any of our health plans through to the later of the expiration of the amended and restated employment agreement or three years following his termination date. Mr. Kriegsman will have no obligation in such events to seek new employment or offset the severance payments to him by any compensation received from any subsequent reemployment by another employer.

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Under Mr. Kriegsman’s employment agreement, he and his affiliated company, The Kriegsman Group LLC, are to provide us during the term of his employment with the first opportunity to conduct or take action with respect to any acquisition opportunity or any other potential transaction identified by them within the biotech, pharmaceutical or health care industries and that is within the scope of the business plan adopted by our board of directors. Mr. Kriegsman’s employment agreement also contains confidentiality provisions relating to our trade secrets and any other proprietary or confidential information, which provisions shall remain in effect for five years after the expiration of the employment agreement with respect to proprietary or confidential information and for so long as our trade secrets remain trade secrets.

Potential Payment in Connection with Change in Control for Steven A. Kriegsman

If a change in control (as defined in our 2008 Plan) occurs and within two years after the date on which the change in control occurs, Mr. Kriegsman’s employment is terminated by us without “cause” or by him for “good reason” (each as defined in his employment agreement), in either case, whether during or following the term of his employment agreement, then, in addition to the severance benefits described above, Mr. Kriegsman would be entitled to continued participation, for a period of thirty-six months that commences on the date of termination, of health plan benefits and with COBRA benefits commencing thereafter. To the extent that any payment or distribution of any type by us to or for the benefit of Mr. Kriegsman resulting from the termination of his employment is or will be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, we have agreed to pay Mr. Kriegsman, prior to the time the excise tax is payable with respect to any such payment (through withholding or otherwise), an additional amount that, after the imposition of all income, employment, excise and other taxes, penalties and interest thereon, is equal to the sum of (i) the excise tax on such payments plus (ii) any penalty and interest assessments associated with such excise tax.

Employment Agreement with Eric L. Curtis

Eric L. Curtis is employed as our President and Chief Operating Officer, effective May 3, 2018. Mr. Curtis is an at-will employee and is paid a monthly salary of $30,000.

Employment Agreement with John Y. Caloz

John Y. Caloz is employed as our Chief Financial Officer and Treasurer pursuant to an employment agreement dated as of January 10, 2019 that is to expire on December 31, 2019. Mr. Caloz is paid an annual base salary of $400,000 and is eligible to receive an annual bonus as determined by our board of directors (or our Compensation Committee) in its sole discretion. In the event we terminate Mr. Caloz’s employment without cause (as defined), we have agreed to pay him a lump-sum equal to his accrued but unpaid salary and vacation, plus an amount equal to six months’ salary under his employment agreement.

We agree in Mr. Caloz’s employment agreement that if we do not offer to renew or extend his employment agreement, and that his employment had not theretofore been terminated, we will continue to pay him his annual salary thereunder during the period commencing upon expiration of his employment agreement and ending on June 30, 2020.

Employment Agreement with Felix Kratz, Ph.D.

Felix Kratz was employed as our Vice President — Drug Discovery pursuant to an employment agreement dated as of March 16, 2018 that expired on December 31, 2018. Dr. Kratz was paid an annual base salary of 185,000 Euros ($225,000) and was eligible to receive an annual bonus as determined by our board of directors (or our Compensation Committee) in its sole discretion. In the event we terminate Dr. Kratz’s employment without “cause” (as defined), we have agreed to pay him a lump-sum equal to his accrued but unpaid salary and vacation, plus an amount equal to six months’ base salary. Mr. Kratz’s employment agreement was not renewed at December 31, 2018 and we paid the aforementioned lump sum amount to him.

Quantification of Termination Payments and Benefits

The table below reflects the amount of compensation to each of our named executive officers in the event of termination of such executive’s employment without “cause” or his resignation for “good reason,” termination following a change in control and termination upon the executive’s death of permanent disability. The named executive officers are not entitled to any payments other than accrued compensation and benefits in the event of their voluntary resignation. The amounts shown in the table below assume that such termination was effective as of December 31, 2018, and thus includes amounts earned through such time, and are estimates only of the amounts that would be payable to the executives. The actual amounts to be paid will be determined upon the occurrence of the events indicated.

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Termination Payments and Benefits

		Termination w/o Cause or, for Mr. Kriegsman, for Good Reason or following a Significant Transaction
Name	Benefit	Before Change in Control ($)	After Change in Control ($)	Death ($)	Disability ($)	Change in Control ($)
Steven A. Kriegsman	Severance Payment (4)	5,100,000	5,100,000	5,100,000	5,100,000	—
Chief Executive Officer	Stock Options (1)	—	—	—	—	—
	Health Insurance (2)	242,000	242,000	242,000	242,000	—
	Life Insurance (2)	82,200	82,200	—	82,200	—
	Bonus	900,000	900,000	900,000	900,000	—
	Tax Gross Up (3)	—	—	—	—	—

John Y. Caloz	Severance Payment (4)	200,000	400,000	—	—	—
Chief Financial Officer	Stock Options (1)	—	—	—	—	—
	Health Insurance	—	—	21,000	21,000	—

Felix Kratz, Ph.D.	Severance Payment (4)	111,000	222,000	—	—	—
Vice President, Drug Discovery	Stock Options (1)

(1)	Represents the aggregate value of stock options that vest and become exercisable immediately upon each of the triggering events listed as if such events took place on December 31, 2018, determined by the aggregate difference between the stock price as of December 31, 2018 and the exercise prices of the underlying options.

(2)	Represents the cost as of December 31, 2018 for benefits provided to Mr. Kriegsman for a period of six years.

(3)	This table reflects the terms of Mr. Kriegsman’s amended and restated employment agreement dated as of March 26, 2019. Mr. Kriegsman’s employment agreement provides that if a change in control (as defined in our 2000 Plan or our 2008 Plan) occurs during the term of the employment agreement, and if, during the term and within three years after the date on which the change in control occurs, Mr. Kriegsman’s employment is terminated by us without “cause” or by him for “good reason” (each as defined in their respective employment agreement), then, to the extent that any payment or distribution of any type by us to or for the benefit of Mr. Kriegsman resulting from the termination of his respective employment is or will be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, we will pay Mr. Kriegsman prior to the time the excise tax is payable with respect to any such payment (through withholding or otherwise), an additional amount that, after the imposition of all income, employment, excise and other taxes, penalties and interest thereon, is equal to the sum of (i) the excise tax on such payments plus (ii) any penalty and interest assessments associated with such excise tax. Based on Mr. Kriegsman’s past compensation and the estimated payment that would result from a termination of employment following a change in control, we have estimated that a gross-up payment would not be required. “Good reason” as defined in Mr. Kriegsman’s employment agreement includes any change in Mr. Kriegsman’s duties or title, as applicable, that are inconsistent with his respective positions. Mr. Kriegsman’s employment agreement provides that, if the employment agreement is not renewed by us or by Mr. Kriegsman upon the expiration of its term on December 31, 2021, Mr. Kriegsman will be entitled to the termination payments and benefits described above.

(4)	Severance payments are prescribed by our employment agreements with the named executive officer and represent a factor of their annual base compensation of six months, except for Mr. Kriegsman, which is the later of December 2021, the expiration of his agreement, plus three years.

Compensation of Directors

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve as non-employee directors on our board of directors. Directors who also are employees of our Company currently receive no additional compensation for their service as directors or as members of board committees. In setting director compensation, we consider the significant amount of time that directors dedicate to the fulfillment of their director responsibilities, as well as the competency and skills required of members of our board. The directors’ current compensation schedule has been in place since December 2013. The directors’ annual compensation year begins with the annual election of directors at the annual meeting of stockholders. The annual retainer year period has been in place for directors since 2003. Periodically, our board of directors reviews our director compensation policies and, from time to time, makes changes to such policies based on various criteria the board deems relevant.

Our non-employee directors receive a quarterly retainer of $6,000 (plus an additional $5,000 for the Chairmen of the Audit and Compensation Committees, and $1,500 for the Chairman of the Nomination and Governance Committee), a fee of $3,000 for each board meeting attended ($750 for board actions taken by unanimous written consent), $2,000 for each meeting of the Audit Committee and Compensation Committee attended, and $1,000 for each meeting of the Nomination and Governance Committee meeting attended. Non-employee directors who serve as the chairman of a board committee receive an additional $2,000 for each meeting of the Nomination and Governance Committee attended and an additional $2,500 for each meeting of the Audit or Compensation Committees attended. In addition, Joel Caldwell and Dr. Earl Brien served as members of a special committee and received fees of $16,700 and $13,300, respectively

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The following table sets forth the compensation paid to our non-employee directors for 2018:

Director Compensation Table

Name (1)	Fees Earned or Paid in Cash ($) (2)	Total ($)
Louis Ignarro, Ph.D., Lead Director	124,000	124,000
Earl Brien, M.D., Director	99,800	99,800
Joel Caldwell, Director	109,200	109,200

(1)	Steven A. Kriegsman does not receive additional compensation for his role as Chairman of the Board. For information relating to Mr. Kriegsman’s compensation as Chief Executive Officer, see the Summary Compensation Table above.

(2)	The amounts in this column represent cash payments made to Non-Employee Directors for annual retainer fees, committee and/or chairmanship fees and meeting fees during the year

Code of Ethics

We have adopted a Code of Ethics applicable to all employees, including our principal executive officer, principal financial officer and principal accounting officer, a copy of which is available on our website at www.cytrx.com. We will furnish, without charge, a copy of our Code of Ethics upon request. Such requests should be directed to Attention: Corporate Secretary, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California, or by telephone at 310-826-5648.

Board Leadership Structure

On October 15, 2014, our board of directors appointed Mr. Kriegsman as Chairman of the Board. The Chairman of the Board presides at all meetings of our board of directors (but not at its executive sessions) and exercises and performs such other powers and duties as may be assigned to him from time to time by the board or prescribed by our amended and restated bylaws.

Our board of directors has no established policy on whether it should be led by a Chairman who is also the Chief Executive Officer, but periodically considers whether combining, or separating, the role of Chairman and Chief Executive Officer is appropriate. At this time, our board is committed to the combined role given the circumstances of our Company, including Mr. Kriegsman’s knowledge of the pharmaceutical industry and our Company’s strategy. Our board believes that having a Chairman who also serves as the Chief Executive Officer allows timely communication with our board on company strategy and critical business issues, facilitates bringing key strategic and business issues and risks to the board’s attention, avoids ambiguity in leadership within the Company, provides a unified leadership voice externally and clarifies accountability for Company business decisions and initiatives. In December 2016, Dr. Ignarro was appointed as an independent Lead Director to act as a liaison between the Chairman of the Board and the independent directors. The board will continue to assess whether this leadership structure is appropriate and will adjust it as it deems appropriate.

Board of Directors’ Role in Risk Oversight

In connection with its oversight responsibilities, our board of directors, including the Audit Committee, periodically assesses the significant risks that we face. These risks include, but are not limited to, financial, technological, competitive, and operational risks. Our board of directors administers its risk oversight responsibilities through our Chief Executive Officer and Chief Financial Officer, who review and assess the operations of our business as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

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PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 entitles our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. Please refer to the discussion under “Executive Compensation” for a description of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, which include the compensation disclosed under “Executive Compensation,” the compensation tables and the related narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this Proxy Statement.

This vote is advisory in nature and therefore not binding on us, our Compensation Committee or our board of directors. Our Compensation Committee and our board, however, value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider the stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The board of directors recommends that you vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement for the 2019 Annual Meeting pursuant to Item 402 of Regulation S-K,, including the compensation tables and narrative discussion, is hereby approved.”

Vote Required

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to be voted on Proposal 2 at the Annual Meeting is required for advisory approval of the Proposal.

Recommendation of the board of directors

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Under SEC Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2020 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by no later than 120 days before the first anniversary of the release of this Proxy Statement, or February 19, 2020. However, if the date of our 2020 Annual Meeting changes by more than 30 days from the date on which our 2019 Annual Meeting is held, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2020 Annual Meeting. Notice of stockholder proposals submitted outside of SEC Rule 14a-8 must be received by the same date.

OTHER MATTERS

Expenses of Solicitation

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail, but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. These persons will not be compensated for these solicitation activities.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions and will reimburse them for their reasonable expenses.

Delivery of Proxy Materials to Households

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this notice and Proxy Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a Proxy Statement or annual report either now or in the future, please contact your bank, broker or other nominee. Upon written request to us at CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary, or by telephone at 310-826-5648, we will promptly deliver without charge, upon oral or written request, a separate copy of the proxy material to any stockholder residing at an address to which only one copy was mailed. In addition, stockholders sharing an address can request delivery in the future of only a single copy of annual reports or proxy statements if they are currently receiving multiple copies upon written or oral request to us at the address and telephone number stated above.

Miscellaneous

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

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Annual Report

Accompanying this Proxy Statement is a copy of our Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2018 filed with the SEC. These accompanying materials constitute our annual report to stockholders. We will provide, without charge upon written request, a further copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules. Copies of the Form 10-K exhibits also are available without charge. Stockholders who would like such copies should direct their requests in writing to: CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary.

June 26, 2019	By Order of the board of directors

John Y. Caloz
Chief Financial Officer

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CytRx Corporation

11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049

Annual Meeting of Stockholders

PROXY

The undersigned stockholder of CytRx Corporation (the “Company”) hereby revokes all prior proxies and constitutes and appoints Mr. John Y. Caloz and Ms. Cristina Newman, or either one of them, as proxy and attorney-in-fact, each with full power of substitution, to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 10100 Santa Monica Blvd., Lobby Conference Center, Ground Floor, Los Angeles, CA 90067 at 10:00 A.M., Pacific Daylight Time on Wednesday, July 31, 2019 and at any postponement or adjournment thereof (the “Annual Meeting”), upon the Proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated June 26, 2019, the receipt of which is acknowledged, in the manner specified below:

The Board of Directors recommends you vote FOR the director in Proposal 1 and FOR Proposal 2

1.	Election of Director. On the Company’s Proposal to elect the following nominee as Class I director to serve until the 2022 Annual Meeting of Stockholders of the Company and until his successor is duly elected and qualified:

Dr. Lou Ignarro, Ph.D.	For [ ]	Withhold Authority [ ]

2.	Advisory Vote on Executive Compensation. On the Proposal for an advisory vote to approve the compensation of our named executive officers as disclosed in the Proxy Statement:

For [ ]	Against [ ]	Abstain [ ]

This Proxy, if properly executed and returned prior to the Annual Meeting, will be voted in the manner directed above. If no direction is made, this Proxy will be voted in accordance with the recommendations of the CytRx Board of Directors for Proposals 1 and 2, and in the proxy holder’s discretion on all other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign this Proxy exactly as your name appears on your stock certificate and date it below. Where shares are held jointly, each stockholder must sign. When signing as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign using the full corporate name by president or other authorized officer, indicating the officer’s title. If a partnership, please sign in the partnership’s name by an authorized person.

Shares Held: _________________

Signature of Stockholder _____________________	Signature of Stockholder (if held jointly) _________________

Dated: ______________________, 2019	Dated: ____________________, 2019

THIS PROXY IS SOLICITED ON BEHALF OF CYTRX CORPORATION’S BOARD OF

DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.